Exhibit 10.31

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMENDMENT NO. 5

This Amendment No. 5 (this “Amendment No. 5”) to the Collaboration and License Agreements effective October 29, 1998 between the parties hereto, as amended previously (the “1998 Agreements”), is effective as of July 9, 2003 (the “Amendment No. 5 Effective Date”) and by agreement of the parties as of the Amendment No. 5 Effective Date amends the 1998 Agreements as follows:

1.             All capitalized terms herein shall have the same meaning as in the 1998 Agreements.

2.             The parties agree that as of the Amendment No. 5 Effective Date:

(i)            Schering’s and SPL’s exclusivity with respect to *;

(ii)           The Exclusivity Periods with respect to *;

(iii)          *

(iv)          Subject to the provisions of Section 4.5 of the 1998 Agreements, *

3.             Section 5.2.4 of each 1998 Agreement is hereby amended by adding to the end of such Section of that 1998 Agreement the following:

(a)           *

(b)           * Interim Period. Pharmacopeia agrees that, notwithstanding its right under the first sentence of Section 5.2.4 (as previously amended) to remove FTEs from the Collaboration beginning * it shall not exercise such right during the Interim Period. The “Interim Period,” as used herein, shall mean the period beginning *

(c)           Staffing and Payment During Interim Period. During the Interim Period, (i) the parties agree that Pharmacopeia shall provide, and each of Schering and SPL shall fund, * FTEs *, (ii) each of Schering and SPL shall pay Pharmacopeia for these * FTEs at the rate of * and (iii) all other provisions of the 1998 Agreements * shall remain in full force and effect in accordance with their respective terms. For the avoidance of doubt, it is understood and agreed by the parties that (A) for each of the *FTEs assigned to the Collaboration during the Interim Period, Pharmacopeia shall be entitled to receive the funding set forth in clause (ii) of the preceding sentence *.

(d)           *

(B)           Extension of Collaboration Term. Notwithstanding Section 2.2.1 of the 1998 Agreements, the term of the Collaboration shall be extended until *.

(C)           * Collaboration. In lieu of its rights and the other terms provided under Section 5.2.4 of the 1998 Agreements (as in effect prior to the Amendment No. 5 Effective Date), Pharmacopeia shall have the right, starting *, to remove FTEs from the Collaboration * such that the minimum number of Pharmacopeia FTEs assigned to the Collaboration during the period from *shall be *respectively. It is understood and agreed that Schering and SPL each shall pay Pharmacopeia (at the FTE rate in effect under the 1998 Agreements immediately prior to the Amendment No. 5 Effective Date) for *. In the event that Schering or SPL requests additional Pharmacopeia manpower be available to the Collaboration * (i.e., in addition to the minimum numbers of FTEs set forth in this Section 5.2.4. 1(d)(ii)(C)), Schering and SPL shall, *which shall be payable in full *.”

(D)          Revocation of Section 2 of Amendment No. 5. All of the provisions set forth in Section 2 of this Amendment No. 5 shall be revoked and of no force and effect as of the earlier of *

4.             The remaining terms of the 1998 Agreements, except to the extent modified by the terms of this Amendment, the agreement letter dated March 29, 1999, Amendment No. 1 effective April 15, 1999, Amendment No. 2 effective October 1, 1999, Amendment No. 3 effective April 17, 2003 and Amendment No. 4 effective May 29, 2003, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed by their authorized representatives and delivered in triplicate originals on the Amendment No. 5 Effective Date.

SCHERING CORPORATION		PHARMACOPEIA, INC.
By:	/s/ David Poorvin	By:	/s/ Stephen A. Spearman
	DAVID POORVIN, PH.D.		STEPHEN A. SPEARMAN, PH.D.
	Vice President		Executive Vice President and Chief Operating Officer

SCHERING-PLOUGH, LTD.
By:	/s/ David Poorvin
DAVID POORVIN, PH.D.
Prokurist